Transforming how the world connects Business Update – Second Quarter 2024 August 14, 2024 NASDAQ: ASTS

ast-science.com Forward Looking Statements The information in this presentation and the oral statements made in connection therewith includes “forward-looking statements” for the purposes of federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact in this presentation and the oral statements made in connection therewith regarding AST SpaceMobile, Inc.’s, collectively with its subsidiaries (“SpaceMobile” or the “Company”), financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors contained in AST SpaceMobile’s Annual Report on Form 10-K, filed with the SEC on April 1, 2024. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures Adjusted operating expense is an alternative financial measure used by management to evaluate our operating performance as a supplement to our most directly comparable U.S. GAAP financial measure. We define Adjusted operating expense as Total operating expenses adjusted to exclude amounts of stock-based compensation expense and depreciation and amortization expense. We believe Adjusted operating expenses is a useful measure across time in evaluating the Company's operating performance as we use Adjusted operating expenses to manage the business, including in preparing our annual operating budget and financial projections. Adjusted operating expense is a non-GAAP financial measure that has no standardized meaning prescribed by U.S. GAAP, and therefore has limits in its usefulness to investors. Because of the non-standardized definition, it may not be comparable to the calculation of similar measures of other companies and are presented solely to provide investors with useful information to more fully understand how management assesses performance. This measure is not, and should not be viewed as, a substitute for its most directly comparable GAAP measure of Total operating expenses. Industry and Market Data This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Although AST SpaceMobile believes these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. Trademarks and Trade Names AST SpaceMobile owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with AST SpaceMobile, or an endorsement or sponsorship by or of AST SpaceMobile. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AST SpaceMobile will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Building the first and only space-based cellular broadband network

Key highlights



First 5 commercial satellites after completion of final assembly and environmental testing


AST SpaceMobile

Satellites arriving at Cape Canaveral ahead of orbital launch

- First 5 commercial satellites on target for dedicated orbital launch in first half of September, each the largest-ever communications arrays to be deployed commercially in low Earth orbit
- Expanded the AST SpaceMobile commercial ecosystem, adding Verizon as strategic investor and customer, joining AT&T in the U.S.
- First 5 commercial satellites capable of U.S. nationwide non-continuous service with 5,600+ cells in premium low-band spectrum
- ASIC chip tape-out phase completed with TSMC, expected to support up to 10x improvement of processing bandwidth per satellite
- Initial Block 2 BlueBird planning and production of 17 satellites underway at AST SpaceMobile manufacturing facilities in Texas
- Expanded U.S. Government relationship with initial in-orbit testing and additional early-stage contract awards to one of our prime contractors

AT&T

Definitive agreement with AT&T signed in May

verizon

Verizon joins as strategic investor and customer in May

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ast-science.com
AST SpaceMobile

Micron production ControlSat TVAC testing ControlSat production Solar panel production Preparing for testing Final assembly and environmental testing of first 5 commercial satellites completed successfully Final micron stack, BlueBird 5 Final assembly

First 5 commercial satellites on target for dedicated orbital launch in first half of September

Initial Block 2 BlueBird planning and production of 17 satellites underway

5,600+ Cells Target ~100% Geographical Coverage ~70% US Mobile Users 850 MHz Premium Spectrum 8

Operating and capital metrics Adj. Operating Expenses 1 Liquidity 3 $mm $mm Non-GAAP. See appendix for a reconciliation. Adjusted operating expenses is equal to total operating expense less non-cash operating expense such as depreciation and amortization and stock based-compensation expense. Depreciation and amortization for the three months ended June 30, 2024 and March 31, 2024 was $20.4 million and $19.9 million, respectively. Stock-based compensation for the three months ended June 30, 2024 and March 31, 2024 consisted of $2.0 million and $1.6 million of engineering services costs and $6.8 million and $3.3 million of general and administrative costs, respectively. Gross property and equipment as of June 30, 2024, March 31, 2024 and December 31, 2023 was $347.5 million, $326.3 million , $299.7 million, respectively. Accumulated depreciation and amortization as of June 30, 2024, March 31, 2024 and December 31, 2023 was $99.3 million, $81.1 million, and $61.2 million, respectively. Cash Position as of June 30, 2024 and March 31, 2024, respectively, includes $2.5 million of restricted cash. Capital Expenditures 2 $mm Additional liquidity of $51.5 million in gross proceeds available to draw under the Senior Secured Credit Facility, subject to certain conditions and approvals $51.5

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Appendix

Reconciliation to non-GAAP measures – adj. operating expenses Adj. operating expenses – 6 months ended ($ in thousands)  June 30, ’24 Mar 31, ’24 June 30, ’23 Engineering services costs 21,202 19,511 22,813 General and administrative costs 17,839 12,287 10,221 Research and development costs 4,460 4,257 10,921 Depreciation and amortization 20,392 19,945 14,115 Total operating expenses 63,893 56,000 58,070 Less: Depreciation and amortization (20,392) (19,945) (14,115) Less: Stock-based compensation expense 1 (8,874) (4,933) (5,532) Total adj. operating expenses 34,627 31,122 38,423 Stock-based compensation for the three months ended June 30, 2024, March 31, 2024, and June 30, 2023 consisted of $2.0 million, $1.6 million, and $4.5 million of engineering services costs and $6.8 million, $3.3 million, and $1.1 million of general and administrative costs, respectively. Stock-based compensation for the six months ended June 30, 2024 and 2023 consisted of $3.6 million and $5.9 million of engineering services costs and $10.2 million and $2.2 million of general and administrative costs, respectively. ($ in thousands)  June 30, ’24 June 30, ’23 Engineering services costs 40,719 39,296 General and administrative costs 30,126 20,078 Research and development costs 8,711 27,302 Depreciation and amortization 40,336 15,848 Total operating expenses 119,892 102,524 Less: Depreciation and amortization (40,336) (15,848) Less: Stock-based compensation expense 2 (13,807) (8,006) Total adj. operating expenses 65,749 78,670 Adj. operating expenses – 3 months ended